UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Collective Brands, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Collective Brands, Inc.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Collective Brands, Inc.

Commission File No.: 001-14770

These materials are proprietary and confidential and for Performance & Lifestyle Group internal use. Do not copy or share with anyone. Noncompliance is a violation of the code of ethics and may subject you to disciplinary action, civil and/or criminal penalties.

Overview of Wolverine Worldwide’s Acquisition of the Performance + Lifestyle Group

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These materials are proprietary and confidential and for Performance & Lifestyle Group internal use. Do not copy or share with anyone. Noncompliance is a violation of the code of ethics and may subject you to disciplinary action, civil and/or criminal penalties. Acquisition of Collective Brands, Inc. Overview of the transaction

•Wolverine Worldwide, Blum Capital Partners and Golden Gate Capital have entered into an agreement to acquire all of Collective Brands for $2.0 billion including the assumption of debt ($21.75 per share)

•Wolverine Worldwide will acquire the Performance + Lifestyle Group

–PLG plugs into WWW as new operating group with headquarters to remain in Lexington, MA

–PLG CEO Gregg Ribatt to head new operating group and report to WWW CEO Blake Krueger

•Blum Capital and Golden Gate will jointly acquire Payless and Collective Licensing

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These materials are proprietary and confidential and for Performance & Lifestyle Group internal use. Do not copy or share with anyone. Noncompliance is a violation of the code of ethics and may subject you to disciplinary action, civil and/or criminal penalties. Wolverine Worldwide and Performance + Lifestyle Group Creating a $2.5 billion global footwear and lifestyle company

•Deal will create a $2.5 billion global footwear performance & lifestyle company

•Strong portfolio of 16 premium brands

•Balanced global business across product categories, age groups, genders and lifestyles

•Presence in 190+ countries and territories

•Footwear, accessories & apparel

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These materials are proprietary and confidential and for Performance & Lifestyle Group internal use. Do not copy or share with anyone. Noncompliance is a violation of the code of ethics and may subject you to disciplinary action, civil and/or criminal penalties. A Great Fit Wolverine Worldwide & PLG strengths are complementary

•Disciplined financial management

•Industry’s strongest sourcing organization

•Proven integration success

•International reach

•SAP / IT backbone

•Outdoor, work, men’s categories

•Iconic performance & lifestyle brands

•Consumer connections

•Brand building & management

•Well-positioned in women’s, running, kids, and casual categories

•Retail competency

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These materials are proprietary and confidential and for Performance & Lifestyle Group internal use. Do not copy or share with anyone. Noncompliance is a violation of the code of ethics and may subject you to disciplinary action, civil and/or criminal penalties. Wolverine Worldwide Proven Track Record of Integration Success

•100% success rate in prior brand and business acquisitions •High degree of discipline, process and confidence

Brand Acquisitions

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These materials are proprietary and confidential and for Performance & Lifestyle Group internal use. Do not copy or share with anyone. Noncompliance is a violation of the code of ethics and may subject you to disciplinary action, civil and/or criminal penalties. Powerful Global Brand Portfolio Global Retail Global Kid’s Platform

•Unprecedented global portfolio of 16 performance, outdoor, heritage and lifestyle brands

•Scale to support world class global infrastructure and leadership

•Potential for new multi-brand retail platforms

•Portfolio provides globally flexible concept to attack opportunities in each market

•Product pipeline from 10+ brands provides fresh innovation

•Multi-brand kid’s opportunity with 7 brands – Stride Rite, Sperry Top-Sider, Saucony, Merrell, Sebago, Chaco, Hush Puppies

•Global wholesale & retail growth opportunities

Clear Path to Value Creation Opportunities to accelerate the growth of WWW & PLG

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These materials are proprietary and confidential and for Performance & Lifestyle Group internal use. Do not copy or share with anyone. Noncompliance is a violation of the code of ethics and may subject you to disciplinary action, civil and/or criminal penalties. Clear Path to Value Creation Organizational, supply chain and operations excellence Talent Acquisition Supply Chain Benefits Operating Excellence

•Talent infusion into WWW with proven PLG team

•Future talent magnet globally

–East Coast, Midwest, West Coast, Europe, Montreal, Hong Kong, China

•Increased scale benefits entire portfolio

•Strategic factory partnerships

•Country diversification opportunity

•Component and manufacturing scale benefits

•WWW’s proven operational excellence and trusted supply chain execution

–Improved gross and operating margins

–Enhanced SG&A leverage

–WWW systems

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These materials are proprietary and confidential and for Performance & Lifestyle Group internal use. Do not copy or share with anyone. Noncompliance is a violation of the code of ethics and may subject you to disciplinary action, civil and/or criminal penalties. Cautionary Statement Regarding Forward-Looking Statements This presentation contains assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements”. All statements included or incorporated by reference in this presentation, other than statements that are historical facts, are forward-looking statements. The words “believe”, “expected”, “should” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are estimates and projections reflecting management’s reasonable judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to forward-looking statements, management has made assumptions regarding, among other things, customer spending patterns, weather, pricing, operating costs, the timing of various events and the economic and regulatory environment. A variety of factors could cause actual results and experience to differ materially from the anticipated results or expectations expressed in forward-looking statements. These risks and uncertainties that may affect the operations, performance and results of our business include, but are not limited to: (i) the impact of competition and pricing; (ii) changes in consumer preferences and spending patterns; (iii) general economic, business and social conditions in the countries where Collective Brands sources products and/or supplies or has or intends to open stores; (iv) changes in weather patterns; (v) the inability to renew material leases, licenses or contracts upon their expiration; (vi) the ability to identify and negotiate leases for new locations on acceptable terms or to terminate unwanted leases on acceptable terms; (vii) the financial condition of suppliers; (viii) changes in existing or potential duties, tariffs or quotas, and the application thereof; (ix) changes in relationships between the U.S. and foreign countries as well as between foreign countries; (x) economic and political instability in foreign countries or restrictive actions by the governments of foreign countries in which suppliers and manufacturers from whom Collective Brands sources are located or in which Collective Brands does business; (xi) changes in trade, intellectual property, customs and/or tax laws; (xii) fluctuations in currency exchange rates (e.g. yuan, Canadian dollar, euro); (xiii) the ability to hire, train and retain associates; (xiv) performance of other parties in strategic alliances; (xv) outcomes of intellectual property or employment litigation, and class actions; (xvi) the ability to comply with local laws in foreign countries; (xvii) our ability to maintain and upgrade information systems; (xviii) threats or acts of terrorism or war; (xix) strikes, work stoppages and/or slowdowns by unions that play a significant role in the manufacture, distribution or sale of product; (xx) changes in commodity prices such as oil; (xxi) uncertainties associated with the proposed sale of the Company (the “Merger”) to an entity (“Parent”) controlled by Blum Strategic Partners IV, L.P., Golden Gate Capital Opportunity Fund, L.P. and Wolverine World Wide, Inc., including uncertainties relating to the anticipated timing of filings and approvals relating to the proposed Merger and the sale by Parent of the Collective Brands Performance + Lifestyle Group business to a wholly owned subsidiary of Wolverine World Wide, Inc. (the “Carveout Transaction”), the expected timing of completion of the proposed Merger and the Carveout Transaction, the satisfaction of the conditions to the consummation of the proposed Merger and the Carveout Transaction, including financing conditions, the ability to complete the proposed Merger and the Carveout Transaction, and the impact of the pending transactions on our businesses, employees, customers and suppliers; and (xxii) other risks referenced from time to time in filings of ours with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended January 28, 2012 in Part I, Item 1A, “Risk Factors”. Collective Brands believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this presentation. Any or all of our forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond our control. Additional Information and Where to Find It In connection with the proposed Merger, Collective Brands will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to our stockholders. BEFORE MAKING ANY VOTING DECISION, COLLECTIVE BRANDS’ STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Collective Brands’ stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Collective Brands stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Collective Brands, Inc., 3231 Southeast Sixth Avenue, Topeka, Kansas 66607, telephone: (785) 233-5171, or from our website, http://www.collectivebrands.com. Participants in Solicitation Collective Brands and its directors and officers may be deemed to be participants in the solicitation of proxies from our stockholders with respect to the proposed Merger. Information about Collective Brands’ directors and executive officers and their ownership of our common stock is set forth in the proxy statement for Collective Brands’ 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2012. Stockholders may obtain additional information regarding the interests of Collective Brands and its directors and executive officers in the proposed Merger, which may be different than those of our stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when filed with the SEC.